November 19, 2013 M O R T G A G E – R E L A T E D S E T T L E M E N T S U P D A T E Exhibit 99.2

MORTGAGE-RELATED SETTLEMENTS UPDATE

JPMorgan Chase & Co.

Executive Summary – Mortgage-Related Settlements
Today, the Firm has reached a $13B global resolution with governmental parties regarding residential mortgage-
backed securities (“RMBS”) matters
The global settlement amount includes:
$4B previously announced settlement with FHFA
$4B in credit related to borrower programs
Separately, the Firm also announced:
On November 15
th
– $4.5B settlement with investors represented by Gibbs & Bruns, which if fully approved, releases the Firm from all representations and warranties and servicing claims related to all JPMorgan, Chase and Bear Stearns private label RMBS trusts issued from 2005 to 2008
On October 25
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– $1.1B settlement with the GSEs to resolve their repurchase claims associated with whole loan purchases from 2000 to 2008
The Firm is appropriately reserved for all of these matters
These comprehensive settlements materially reduce our mortgage-related exposure

MORTGAGE-RELATED SETTLEMENTS UPDATE

JPMORGAN CHASE & CO.

Terms of Global Residential Mortgage-Backed Securities Settlement
The Firm has reached a global settlement with certain Federal entities and certain members of the President’s RMBS
Working Group to resolve all pending civil enforcement investigations and a significant amount of civil litigation claims relating to RMBS issued or underwritten by JPMorgan Chase, Bear Stearns and Washington Mutual:
Department of Justice (“DOJ”)
States Attorneys General from New York, California, Illinois, Massachusetts and Delaware
Federal Housing Finance Agency (“FHFA”)
¹
Federal Deposit Insurance Corporation (“FDIC”)
¹
National Credit Union Administration (“NCUA”)
¹
Settlement of $13B:
$9B in cash, which includes:
– $2B in civil monetary penalty
– $4B in compensatory payment to FHFA for alleged losses relating to private label RMBS
– Settlement announced October 25, 2013
– $3B in other compensatory payments to the FDIC, NCUA and State AGs
$4B in credit related to borrower programs:
– Principally relief in the form of modifications, as well as targeted origination programs – to be completed by the end of 2017
The Firm has agreed to waive indemnity rights against the FDIC and the WaMu Receivership for any amount from the global settlement, including the prior FHFA settlement, but has retained all other contractual rights protecting it from losses relating to conduct at WaMu before its failure
The Firm did not admit to any violations of the law; as part of the global settlement, the Firm has acknowledged the
Statement of Facts
¹
Civil actions brought by the FHFA, FDIC and NCUA involving $33.8B, $2.4B and $6.3B of securities, respectively

MORTGAGE-RELATED SETTLEMENTS UPDATE

JPMorgan Chase & Co.

Gibbs & Bruns – Terms of RMBS Trustee Settlement

The Firm has reached an agreement to resolve all representations and warranties and servicing claims for all
JPMorgan, Chase and Bear Stearns private label RMBS trusts issued from 2005 to 2008:
JPM has concluded negotiations with a group of institutional investors, represented by Gibbs & Bruns, with a substantial footprint in those trusts
The $4.5B settlement, if fully approved, will resolve representations and warranties and servicing claims for all
JPMorgan, Chase and Bear Stearns 2005 to 2008 trusts
This settlement does not resolve representations and warranties and servicing claims related to
Washington Mutual trusts; JPM is pursuing its rights against the FDIC
The servicing component includes the mandatory transfer of most delinquent loans to sub-servicers and other changes
Institutional investors and JPM are seeking the trustees’ acceptance of the agreement:
The settlement agreement is subject to review and approval by the trustees for these trusts
Trustees may seek court approval of their decision to accept the settlement agreement
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MORTGAGE-RELATED SETTLEMENTS UPDATE

JPMORGAN CHASE & CO.

Remaining Mortgage-Related Risks
Criminal investigation by the DOJ – ongoing and the Firm is cooperating
A narrower set of civil mortgage-related risks remains, including:
Actions by monoline insurance companies
Some additional class action and individual direct purchaser litigation
Mortgage claims relating to disputed insurance on FHA loans

MORTGAGE-RELATED SETTLEMENTS UPDATE

JPMORGAN CHASE & CO.

Forward-looking statements

This presentation contains forward -looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual
Report on Form 10-K for the year ended December 31, 2012, and Quarterly Reports on
Form 10-Q for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013, which have been filed with the Securities and Exchange Commission and are available on
JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the
Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward -looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.